FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 12, 2003

Friedman, Billings, Ramsey Group, Inc.
(Exact name of Registrant as specified in its charter)

Virginia (State or other jurisdiction of	32-0045263 (I.R.S. Employer incorporation or organization)	0-50230 (Commission File Number) Identification No.)

1001 Nineteenth Street
North Arlington, VA 22209
(Address of principal executive offices) (Zip code)

(703) 312-9500
(Registrant’s telephone number including area code)

Item 9. Regulation FD Disclosure (The following disclosure is also furnished under “Item 12. Results of Operations and Financial Condition”.)

In accordance with SEC Release No. 33-8216, the following information is furnished under “Item 12. Results of Operations and Financial Condition,” and is furnished under “Item 9. Regulation FD Disclosure”.

1.	May 12, 2003 Friedman, Billings, Ramsey Group, Inc, Inc. made a presentation at MicroCapital, LLC’s Annual Investor Conference. A copy of the slide presentation is furnished herewith as Exhibit 99.1

Ex. 99.1 Friedman, Billings, Ramsey Group, Inc. slide presentation for MicroCapital, LLC’s Annual Investor Conference, May 12, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

/s/    Emanuel J. Friedman
        Emanuel J. Friedman
        Co-Chairman and Co-Chief Executive Officer